Exhibit 32.1

SECTION 906 CEO AND CFO CERTIFICATION

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the “Report”) of Federal Services Acquisition Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, we, the undersigned, Joel R. Jacks, Chairman of the Board and Chief Executive Officer of the Registrant, and, Peter M. Schulte, President and Chief Financial Officer of the Registrant, hereby certify, to the best of our knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Federal Services Acquisition Corporation

	By:	/s/ Joel R. Jacks
Chairman of the Board and
Chief Executive Officer

	By:	/s/ Peter M. Schulte
President and
Chief Financial Officer
Date: December 6, 2005